THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C
Multi-Fund®, Multi-Fund® Select

Lincoln National Variable Annuity Account L
Group Variable Annuity

Lincoln Group Variable Annuity Account Q
Multi-Fund® Group

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity

Supplement dated June 16, 2011 to the May 1, 2011 prospectus

This Supplement to your variable annuity prospectus outlines changes to the fees and expenses for certain investment options under your variable annuity contract. All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

We have been advised by the Lincoln Variable Insurance Products Trust (“LVIP”) that the fees for one of the LVIP funds as presented in your May 1, 2011 prospectus are incorrect. The following chart sets forth the correct fees for this fund. The fees and expenses for all other funds in your variable annuity contract remain unchanged.

The following table shows the estimated expenses of each fund (as a percentage of each fund’s average net assets):

	Management Fees (before any waivers/ reimburse-ments) +	12b-1 Fees (before any waivers/ reimburse-ments) +	Other Expenses (before any waivers/ reimburse-ments) +	Acquired Fund Fees and Expenses =	Total Expenses (before any waivers/ reimburse-ments)	Total Contractual waivers/ reimburse-ments (if any)	Total Expenses (after any waivers/ reimburse-ments)
LVIP SSgA Global Tactical Allocation Fund (Standard Class) 1	0.25%	0.00%	0.14%	0.36%	0.75%
1The fee table has been restated to reflect the fees and expenses of the fund as a result of fund strategy changes effective July 30, 2010.

Please retain this Supplement for future reference.